UMH PROPERTIES, INC.

Juniper Business Plaza, 3499 Route 9 North, Suite 3-C

Freehold, New Jersey 07728

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 18, 2008

Notice is hereby given that the Annual Meeting of Stockholders (Annual Meeting) of UMH Properties, Inc. (the Company) will be held Wednesday, June 18, 2008, at 4:00 p.m. at the offices of the Company at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey, for the following purposes:

1.

To elect two Directors, the names of whom are set forth in the accompanying Proxy Statement, each to hold office until the UMH Properties, Inc., annual meeting of stockholders in 2011 and until his or her successor is duly elected and qualifies.

2.

To consider and vote on a proposal to approve the appointment of Reznick Group, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2008; and

3.

To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The books containing the minutes of the last Annual Meeting of Stockholders, and the minutes of all meetings of the Directors since the last Annual Meeting of Stockholders, will be presented at the Annual Meeting for the inspection of the stockholders.  Only stockholders of record at the close of business on May 7, 2008 will be entitled to vote at the Annual Meeting and at any adjournments or postponements thereof.

IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE  BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

BY ORDER OF THE BOARD OF DIRECTORS

/S/ ELIZABETH CHIARELLA

ELIZABETH CHIARELLA

SECRETARY

May 7, 2008

UMH PROPERTIES, INC.

Juniper Business Plaza

3499 Route 9 North, Suite 3-C

Freehold, New Jersey 07728

__________

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

JUNE 18, 2008

__________

SOLICITATION AND REVOCATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of UMH Properties, Inc. (the Company) of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on June 18, 2008, and at any adjournments or postponements thereof, for the purposes listed in the preceding Notice of Annual Meeting of Stockholders.  This Proxy Statement and the accompanying Proxy card are being distributed on or about May 7, 2008 to stockholders of record on May 7, 2008.

A copy of the Annual Report, including financial statements, is being mailed herewith.

Any stockholder giving the accompanying proxy has the power to revoke it at any time before it is exercised at the Annual Meeting by filing with the Secretary of the Company an instrument revoking it, by delivering a duly executed proxy card bearing a later date, or by appearing at the meeting and voting in person.  Shares represented by properly executed proxies will be voted as specified thereon by the stockholder.  Unless the stockholder specifies otherwise, such proxies will be voted FOR the proposals set forth in the Notice of Annual Meeting.

The cost of preparing, assembling and mailing this Proxy Statement and form of proxy, and the cost of soliciting the proxies related to the Annual Meeting will be borne by the Company.  The Company does not intend to solicit proxies otherwise than by use of the mail, but certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

VOTING RIGHTS

Only holders of the Company’s $.10 par value common stock (Common Stock) of record as of the close of business on May 7, 2008, are entitled to vote at the Annual Meeting.  As of the record date, there were issued and outstanding 10,840,898 shares of Common Stock, each share being entitled to one vote on any matter which may properly come before the Annual Meeting.  Said voting right is non-cumulative.  The holders of a majority of the outstanding shares of Common Stock shall constitute a quorum.  An affirmative vote of a majority of the votes cast by the holders of the Common Stock is required for approval of Proposals 1 and 2.

PROPOSAL 1

ELECTION OF DIRECTORS

 The Company’s charter and bylaws provide for a classified board of directors comprised of Class I, II, and III directors. Class II directors are scheduled to be elected at the annual meeting to serve until the Company’s annual meeting of shareholders in 2011 and until their successors are duly elected and qualify. The two nominees for election as Class II directors are set forth below. In the event any nominee is unable to serve or will not serve as a director before the annual meeting, the proxy holders will vote all proxies received by them for any nominee designated by the Company’s Board of Directors. In the event that additional persons are nominated for election as Class II directors, the proxy holders intend to vote all proxies received by them for the nominees listed below and against any other nominee. As of the date of this proxy statement, the Company’s Board of Directors is not aware of any other individual who may properly be nominated for election as Class II directors at the annual meeting or of any nominee who is unable or unwilling to serve as director. The nominees listed below are currently each serving as a director of the Company.

The proxies solicited cannot be voted for a greater number of persons than the nominees named.

Eugene Rothenberg, a nominee for Director, is also a Director of Monmouth Real Estate Investment Corporation, a publicly-owned affiliate of the Company.  In addition, the Officers and Directors of the Company may engage in real estate transactions for their own account, which transactions may also be suitable for the Company.  In most respects, the activities of the Company and Monmouth Real Estate Investment Corporation, are not in conflict, but rather complement each other.  However, the activities of the Officers and Directors of the Company on behalf of the other companies, or for their own account, may on occasion conflict with those of the Company and deprive the Company of favorable opportunities.  It is the opinion of the Officers and Directors of the Company that there have been no conflicting transactions since the beginning of the last fiscal year.

The following table sets forth information regarding the Directors standing for election and the Directors whose terms continue beyond the Annual Meeting:

CLASS II DIRECTORS STANDING FOR ELECTION

Nominee	Age	Present Position with the Company; Business Experience During Past Five Years; Other Directorships	Director Since
Richard H. Molke	81	Independent Director. General Partner of Molke Family Limited Partnership (1994 to present).	1986

Eugene Rothenberg	75	Independent Director. Retired physician. Director (2007 to present) of Monmouth Real Estate Investment Corporation, an affiliate of the Company.	1977

CLASS III DIRECTORS WHOSE TERMS EXPIRE IN 2009

Nominee	Age	Present Position with the Company; Business Experience During Past Five Years; Other Directorships	Director Since
Anna T. Chew	49	Vice President and Chief Financial Officer (1995 to present) and Director. Certified Public Accountant. Chief Financial Officer (2003 to present) and Director (1993 to 2004) of Monmouth Real Estate Investment Corporation, an affiliate of the Company.	1995

Eugene W. Landy	74	Chairman of the Board (1995 to present), President (1969 to 1995) and Director. Attorney at Law. President and Director (1968 to present) of Monmouth Real Estate Investment Corporation, an affiliate of the Company. Eugene W. Landy is the father of Samuel A. Landy.	1969

Samuel A. Landy	47	President (1995 to present), Vice President (1991 to 1995) and Director. Attorney at Law; Director (1989 to present) of Monmouth Real Estate Investment Corporation, an affiliate of the Company. Samuel A. Landy is the son of Eugene W. Landy.	1992

CLASS I DIRECTORS WHOSE TERMS EXPIRE IN 2010

Nominee	Age	Present Position with the Company; Business Experience During Past Five Years; Other Directorships	Director Since
James E. Mitchell	67	Independent Director. Attorney at Law; General partner, Mitchell Partners, L.P. (1979 to present); President, Mitchell Capital Management, Inc. (1987 to present).	2001

Stephen B. Wolgin	54	Independent Director. Managing Director of U.S. Real Estate Advisors, Inc. (2000 to present), a real estate advisory services group based in New York; Principal of the Wolgin Group (2000-2003); prior affiliations with J.P. Morgan, Odyssey Associates, The Prudential Realty Grup, Standard & Poor’s Corporation, and Grubb and Ellis; and Director (2003 to present) Monmouth Real Estate Investment Corporation.	2007

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE TWO PERSONS STANDING FOR ELECTION NAMED ABOVE

Director Independence

After the annual meeting, the Company will have a Board of Directors consisting of seven members.  The Board of Directors has determined that four members, James E. Mitchell, Richard H. Molke, Eugene Rothenberg and Stephen B. Wolgin, are independent as defined by the rules of the Securities and Exchange Commission (SEC) and the listing standards of the American Stock Exchange (AMEX).  Three members, Anna T. Chew, Eugene W. Landy, and Samuel A. Landy, are not considered independent directors because of their employment as senior executives of the Company.

Committees of the Board of Directors and Meeting Attendance

The Board of Directors had four meetings during the last fiscal year.  No Director attended fewer than 75% of the meetings.

The Company has a standing Audit Committee, Compensation Committee and Nominating Committee of the Board of Directors.

Audit Committee

The Audit Committee’s responsibilities include reviewing and overseeing financial reporting, policies and procedures and internal controls, retaining the independent registered public accounting firm, approving the audit fees, and discussing the independence of the independent registered public accounting firm.  It also oversees the internal audit function, legal and regulatory compliance and adherence to the Code of Business Conduct and Ethics, establishing procedures for complaints received regarding the Company’s accounting, internal accounting controls and auditing matters.  In addition, the Audit Committee prepares the Audit Committee Report which is included in the Company’s annual proxy statements.    The Audit Committee had four meetings during the fiscal year, including an executive session with the independent registered public accounting firm, in which management did not attend.

The current members of the Company’s Audit Committee are James E. Mitchell, Richard H. Molke, Eugene Rothenberg and Stephen B. Wolgin.  The Board has determined that each member of the Audit Committee is independent as defined by the rules of the SEC and the listing standards of the AMEX, and that each of them is able to read and understand fundamental financial statements.  The Board has also determined that James E. Mitchell and Steve Wolgin are “audit committee financial experts” within the meaning of the rules of the SEC and is “financially sophisticated” within the meaning of the rules of the AMEX.

Compensation Committee

The Compensation Committee evaluates the performance of the Chairman of the Board and the President in light of the Company’s goals and objectives, determines the executive officers’ compensation, which includes base salary and bonus, and administers the Company’s 2003 Stock Option Plan.  The Compensation Committee had one meeting during the last fiscal year.  The current members of the Compensation Committee are Richard H. Molke, Eugene Rothenberg, James E. Mitchell and Stephen B. Wolgin.  The Board has determined that each member of the Compensation Committee is independent as defined by the rules of the SEC and the listing standards of the AMEX.

Nominating Committee

The Nominating Committee identifies, considers and recommends candidates to serve as members of the Board and makes recommendations regarding the structure and composition of the Board of Directors and Committees.  The Nominating Committee had one meeting during the last fiscal year.  The current members of the Nominating Committee are James E. Mitchell, Richard H. Molke, Eugene Rothenberg and Stephen B. Wolgin.   The Board of Directors has determined that each member of the Nominating Committee is an independent Director as defined by the rules of the SEC and the listing standards of the AMEX.  Our Nominating Committee does not operate under a written charter.

The principal function of the Nominating Committee is to review and select candidates for nomination to the Board of Directors. The Nominating Committee will consider director candidates recommended by the Company's stockholders. Recommendations with regard to nominees for election to the Board of Directors may be submitted by any stockholder entitled to vote for the election of directors in writing, received by the Secretary of the Corporation at least

90 days but not more than 120 days prior to the first anniversary of the date on which the

Company mailed its proxy materials for the prior year's annual meeting of stockholders.  Each notice of nomination must set forth (i) the name, age, business address and, if known, residence address of each nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of common stock of the Company which are beneficially owned by each such nominee, and (iv) such other information as required by the SEC pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended (Exchange Act).

In connection with the formation of the Nominating Committee, the Company's Board of Directors established certain minimum qualifications for board members, including being at least 21 years old and possessing (1) the ability to read and understand corporate financial statements, (2) relevant business experience and professional skills, (3) high moral character and personal and professional integrity, and (4) the willingness to commit sufficient time to attend to his or her duties and responsibilities as a director of a public corporation. In addition, the Nominating Committee may consider a variety of other qualities and skills, including (i) the ability to exercise independent decision-making, (ii) the absence of conflicts of interest and, (iii) the ability to work effectively with other directors in collectively serving the long-term interests of all stockholders. Nominees must also meet any applicable requirements of SEC regulations, state law, and the Company's articles of incorporation and bylaws.

The Nominating Committee has established a process for identifying and evaluating nominees for director. The Nominating Committee will annually assess the qualifications, expertise, performance and willingness to serve of existing directors. If at this time or at any other time during the year the Board of Directors determines a need to add a new director with specific qualifications or to fill a vacancy on the Board, the Chairman of the Nominating Committee will then initiate the search, seeking input from other directors and senior management, considering nominees previously submitted by stockholders, and, if deemed necessary or appropriate, hiring a search firm. An initial slate of candidates satisfying the specific qualifications, if any, and otherwise qualifying for membership on the Board, will then be identified and presented to the Nominating Committee by the Committee Chairman. The Nominating Committee will then prioritize the candidates and determine if the Nominating Committee members, other directors or senior management have relationships with the preferred candidates and can initiate contacts. To the extent feasible, all of the members of the Nominating Committee and the President will interview the prospective candidate(s). Evaluations and recommendations of the interviewers will be submitted to the Nominating Committee for final evaluation. The Nominating Committee will meet to consider such recommendations and to approve the final candidate. The Nominating Committee will evaluate all nominees for director, including nominees recommended by a stockholder, on the same basis.

To date, there are no third parties being compensated for identifying and evaluating candidates.

Independent Director Meeting

The Company’s independent directors, as defined under the listing standards of the AMEX, have established a policy to meet separately from the other directors in a regularly scheduled executive session at least annually, and at such times as may be deemed appropriate by the Company’s independent directors.  Any independent director may call an executive session of independent directors at any time.

Stockholder Communications

The Company has established procedures for stockholders to communicate with the Board of Directors on a confidential basis.   Stockholders who wish to communicate with the Board or with a particular director may send a letter to the Secretary of the Company at 3499 Route 9 North, Suite 3-C, Freehold, NJ  07728.  The mailing envelope must contain a clear notation indicating that the enclosed mailing is a “Stockholder-Board Communication” or “Stockholder-Director Communication”.  All such letters must identify the author as a stockholder and clearly state whether the intended recipients of the letter are all of the members of the Board or just certain specified individual directors.  The Secretary will make copies of all such letters and circulate them to the directors addressed.  If a stockholder wishes the communication to be confidential, such stockholder must clearly indicate on the envelope that the communication is “Confidential”.  The Secretary will then forward such communication, unopened, to the intended recipient.

Code of Conduct

The Company has adopted a Code of Business Conduct and Ethics, which applies to all directors, officers, and employees of the Company, including its principal executive officers and principal financial officer.  This code is posted on our website at http://www.umh.com.  During 2007, no violations of the Code of Business Conduct and Ethics were reported nor were any waivers granted.

PROPOSAL 2

APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the Company’s Board of Directors, under authority granted by the Board of Directors, has appointed Reznick Group, P.C. as the Company’s independent registered public accounting firm, to audit the accounts of the Company for the year ending December 31, 2008.  There are no affiliations between the Company and Reznick Group, P.C., its partners, associates or employees, other than its employment as the Company’s independent registered public accounting firm.  Reznick Group, P.C. informed the Company that it has no direct or indirect financial interest in the Company.  The Company expects a representative of Reznick Group, P.C. to be present at the annual meeting of shareholders either to make a statement or to respond to appropriate questions.

 At the Company’s annual meeting of shareholders, the Company’s common shareholders will be asked to consider a vote on a proposal to approve the appointment of Reznick Group, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2008.  The Company’s charter and bylaws do not require that its shareholders ratify the appointment of Reznick Group, P.C. as the Company’s independent registered public accounting firm.  The Company is asking its common shareholders to ratify this appointment as a matter of good corporate practice.  If the Company’s common shareholders do not ratify the appointment of Reznick Group, P.C., the Company’s audit committee will reconsider whether or not to retain Reznick Group, P.C. as the Company’s independent registered public accounting firm, but may determine to do so.  Even if the appointment of Reznick Group, P.C. is ratified by the Company’s common shareholders, the audit committee may change the appointment at any time during the year if it determines that a change would be in the best interest of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists information with respect to the beneficial ownership of the Company’s common stock as of May 7, 2008 by:

•

each person known by the Company to beneficially own more than five percent of the Company’s outstanding shares;

•

the Company’s directors;

•

the Company’s executive officers; and

•

all of the Company’s executive officers and directors as a group.

        Unless otherwise indicated, the person or persons named below have sole voting and investment power and that person’s address is c/o UMH Properties, Inc., Juniper Business Plaza,

3499 Route 9 North, Suite 3-C, Freehold, New Jersey 07728.  In determining the number and percentage of shares beneficially owned by each person, shares that may be acquired by that person under options exercisable within sixty (60) days of May 7, 2008 are deemed beneficially owned by that person and are deemed outstanding for purposes of determining the total number of outstanding shares for that person and are not deemed outstanding for that purpose for all other stockholders.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Shares Outstanding (2)

Anna T. Chew	144,325(3)	1.33%
Eugene W. Landy	1,067,050(4)	9.84%
Samuel A. Landy	517,279(5)	4.67%
Michael P. Landy	164,075(6)	1.51%
James E. Mitchell	170,892(7)	1.58%
Richard H. Molke	109,656(8)	1.01%
Eugene D. Rothenberg	82,970(9)	*
Stephen B. Wolgin	5,467(10)	*
Directors and Officers as a Group * Less than 1%	2,261,714	20.36%

___________________________

(1)

Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the Company believes that the persons named in the table have sole voting and investment power with respect to all shares listed.

(2)

Based on the number of shares outstanding on May 7, 2008, which was 10,840,898 shares.

 (3)

Includes (a) 104,325 shares owned jointly with Ms. Chew’s husband, (b) 7,948 shares held in Ms. Chew’s 401(k) Plan, and (c) 40,000 shares issuable upon exercise of stock options.   Excludes 10,000 shares issuable upon exercise of a stock option, which stock option is not exercisable until July 16, 2008.

 (4)

Includes (a) 112,403 shares owned by Mr. Landy’s wife, (b) 172,608 shares held by Landy Investments, Ltd. for which Mr. Landy has power to vote, (c) 73,213 shares held in the Landy & Landy Employees’ Profit Sharing Plan of which Mr. Landy is a Trustee with power to vote, (d) 57,561 shares held in the Landy & Landy Employees’ Pension Plan of which Mr.

Landy is a Trustee with power to vote, (e) 50,000 shares held in the Eugene W. Landy Charitable Lead Annuity Trust, a charitable trust for which Mr. Landy has power to vote, and (f) 75,000 shares held in the Eugene W. and Gloria Landy Family Foundation, a charitable trust for which Mr. Landy has power to vote.

 (5)

Includes (a) 31,199 shares owned jointly with Mr. Landy’s wife, (b) 38,252 shares in custodial accounts for Mr. Landy’s minor children under the NJ Uniform Transfers to Minors Act in which he disclaims any beneficial interest but has power to vote, (c) 6,221 shares in the Samuel Landy Limited Partnership, (d) 12,919 shares held in Mr. Landy’s 401(k) Plan, and (e) 225,000 shares issuable upon exercise of stock options.   Excludes 50,000 shares issuable upon exercise of a stock option, which stock option is not exercisable until January 8, 2009.

(6)

Includes (a) 6,959 shares owned by Mr. Landy’s wife, (b) 29,578 shares in custodial accounts for Mr. Landy’s minor children under the NJ Uniform Transfers to Minors Act in which he disclaims any beneficial interest but has power to vote, and (c) 1,820 shares held in Mr. Landy’s 401(k) Plan.  Excludes 10,000 shares issuable upon exercise of a stock option, which stock option is not exercisable until July 16, 2008.

(7)

Includes 135,924 shares held by Mitchell Partners in which Mr. Mitchell has a beneficial interest.

(8)

Includes 50,563 shares owned by Mr. Molke’s wife.

  (9)

Includes 56,878 shares held by Rothenberg Investments, Ltd. in which Dr. Rothenberg has a beneficial interest

(10)

Includes 642 shares in custodial accounts for Mr. Wolgin’s minor children under the Uniform Transfers to Minors Act in which he disclaims any beneficial interest but has power to vote.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program

The Compensation Committee (for purposes of this analysis, the "Committee") of the Board has been appointed to discharge the Board's responsibilities relating to the compensation of the Company's executive officers. The Committee has the overall responsibility for approving and evaluating the executive officer compensation plans, policies and programs of the Company. The Committee's primary objectives include serving as an independent and objective party to review such compensation plans, policies and programs.

Throughout this report, the individuals who served as the Company’s chief executive officer and chief financial officer during 2007, as well as the other individuals included in the Summary Compensation Table presented below, are sometimes referred to in this report as the "named executive officers."

Compensation Philosophy and Objectives

The Compensation Committee believes that a well-designed compensation program should align the goals of the shareholders with the goals of the chief executive officer, and that a significant part of the executive's compensation, over the long term, should be dependent upon the value created for shareholders. In addition, all executives should be held accountable through their compensation for the performance of the Company, and compensation levels should also reflect the executive's individual performance in an effort to encourage increased individual contributions to the Company's performance. The compensation philosophy, as reflected in the Company's employment agreements with its executives, is designed to motivate executives to focus on operating results and create long-term shareholder value by:

• establishing a plan that attracts, retains and motivates executives through compensation that is competitive with a peer group of other publicly-traded real estate investment trusts, or REITs;

• linking a portion of executives' compensation to the achievement of the Company's business plan by using measurements of the Company's operating results and shareholder return; and

• building a pay-for-performance system that encourages and rewards successful initiatives within a team environment.

        The Compensation Committee believes that each of the above factors is important when determining compensation levels for named executive officers.  The Committee reviews and approves the employment contracts for the Chairman of the Board and the President, including performance goals and objectives.  The Committee annually evaluates performance of these executive officers in light of those goals and objectives. The Committee considers the Company's performance, relative shareholder return, the total compensation provided to comparable officers at similarly-situated companies, and compensation given to named executive officers in prior years. To that end, the Committee believes executive compensation packages provided by the Company to its executive officers should include both base salaries and annual bonus awards that reward corporate and individual performance, as well as give incentives to those executives who meet or exceed established goals.

Role of Executive Officers in Compensation Decisions

The Committee makes all final compensation decisions for the Company's executive officers. The president annually reviews the performance of the chief financial officer and then presents his conclusions and recommendations to the Committee with respect to base salary adjustments and annual cash bonus and stock option awards. The Committee exercises its own discretion in modifying any recommended adjustments or awards, but does consider the recommendations from the president.

Role of Grants of Stock Options in Compensation Analysis

The Committee views the grant of stock options as a form of long-term compensation.  The Committee believes that the grant of these options promotes the Company's goal of retaining key employees, and aligns the key employee's interests with those of the Company's shareholders from a long-term perspective.

Role of Employment Agreements in Determining Executive Compensation

Each of the Company's currently employed executive officers is a party to an employment agreement.  These agreements provide for base salaries, bonuses and customary fringe benefits.

Base Salaries

Base salaries are paid for ongoing performance throughout the year. In order to compete for and retain talented executives who are critical to the Company's long-term success, the Committee has determined that the base salaries of named executive officers should approximate those of executives of other equity REITs that compete with the Company for employees, investors and business, while also taking into account the named executive officers' performance and tenure and the Company's performance relative to its peer companies within the REIT sector.

Bonuses

In addition to the provisions for base salaries under the terms of our employment agreements, the president is entitled to receive annual cash bonuses for each calendar year during the term of the agreement, based on the achievement of certain performance goals set by the Committee.

In addition to its determination of the executive's individual performance levels for 2007, the Committee also compared the executive's total compensation for 2007 to that of similarly-situated personnel in the REIT industry.

Stock Options

The employment agreements also provide that certain executives are eligible for grants of stock options.

Perquisites and Other Personal Benefits

The Company's employment agreements provide the executive officers with perquisites and other personal benefits that the Company and the Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Committee periodically reviews the levels of perquisites and other personal benefits provided to the executive officers.

The named executive officers are provided the following benefits under the terms of their employment agreements: an allotted number of paid vacation weeks; eligibility for the executives, spouses and dependents in all Company sponsored employee benefits plans, including 401(k) plan, group health, accident, and life insurance, on such terms no less favorable than applicable to any other executive; use of an automobile; and, supplemental long-term disability insurance, at the Company's cost, as agreed to by the Company and the executive.  Attributed costs of the personal benefits described above for the named executive officers for the year ended December 31, 2007, are included in “All Other Compensation” of the Summary Compensation Table provided below.

In addition, the named executive officers' employment agreements each contain provisions relating to change in control events and severance upon termination for events other than without cause or good reason (as defined under the terms of the employment agreements). These change in control and severance terms are designed to promote stability and continuity of senior management. Information regarding these provisions is included in “Employment Contracts” provided below.

Evaluation

Mr. Eugene Landy is under an employment agreement with the Company.  His base compensation under his amended contract was increased in 2004 to $175,000 per year.  Mr. Eugene Landy also received $18,801 in director’s fees and fringe benefits.

The Committee also reviewed the progress made by Mr. Samuel A. Landy, President, including funds from operations.  Mr. Samuel Landy is under an employment agreement with the Company.  His base compensation under this contract is $363,739 for 2007.  Mr. Samuel Landy also received bonuses totaling $42,239 and $22,600 in director’s fees and fringe benefits.  These bonuses were primarily based upon his meeting certain performance goals as outlined in his employment agreement.

Ms. Chew is under an employment agreement with the Company.  Her base compensation under this contract is $236,389 for 2007.  Ms. Chew also received bonuses totaling $22,092 and $25,070 in director’s fees and fringe benefits.  These bonuses were based on performance, recommended by the president and approved by the Committee.

Compensation Committee Report

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this report.

Compensation Committee:

James E. Mitchell

Richard H. Molke

Eugene Rothenberg

Stephen B. Wolgin

SUMMARY COMPENSATION TABLE

The following Summary Compensation Table shows compensation paid by the Company for services rendered during 2007, 2006 and 2005 to the Chairman of the Board, President and Vice President.  There were no other executive officers whose aggregate cash compensation exceeded $100,000:

Name and Principal Position	Year	Salary	Bonus	Option Awards (5)	All Other Compen-sation	Total

Eugene W. Landy	2007	$175,000	$ -0-	$ -0-	$18,801 (1)	$193,801
Chairman of the	2006	175,000	-0-	-0-	36,300 (2)	211,300
Board	2005	175,000	-0-	-0-	36,931 (2)	211,931

Samuel A. Landy	2007	363,739	42,239	67,876	22,600 (3)	496,454
President	2006	346,418	63,513	69,318	25,600 (3)	504,849
	2005	329,922	60,689	69,208	24,465 (3)	484,284

Anna T. Chew (4)	2007	236,389	22,092	12,600	25,070 (3)	296,151
Vice President	2006	225,133	23,659	15,000	25,969 (3)	289,761
	2005	214,412	20,247	12,600	25,470 (3)	272,729

(1)

Represents Director’s fees of $16,000 and fringe benefits.

(2)

Represents Director’s fees of $16,000, legal fees and fringe benefits.

(3)

Represents Director’s fees of $16,000, fringe benefits and discretionary contributions by the Company to the Company’s 401(k) Plan allocated to an account of the named executive officer.

(4)

Approximately 25% of her compensation is billed to Monmouth Real Estate Investment Corporation and, prior to the merger, Monmouth Capital Corporation, related companies.

(5)

These values were established using the Black-Scholes stock option valuation model. The following weighted-average assumptions were used in the model for 2007, 2006 and 2005, respectively: expected volatility of 18.09%, 18.50% and 19.04%; risk-free interest rate of 4.79%, 4.63% and 4.01%; dividend yield of 6.54, 6.33% and 6.35%; and expected life of the options of eight years. The actual value of the options will depend upon the performance of the Company during the period of time the options are outstanding and the price of the Company’s common stock on the date of exercise.

(6)

Michael P. Landy, the Company’s Vice President – Investments, is paid by Monmouth Real Estate Investment Corporation, a related company.  Approximately $55,000 of his compensation cost is charged to the Company by Monmouth Real Estate Investment Corporation.

GRANTS OF PLAN-BASED AWARDS

On August 14, 2003, the shareholders approved and ratified the Company’s 2003 Stock Option Plan (the 2003 Plan) authorizing the grant to officers and key employees of options to purchase up to 1,500,000 shares of common stock.  All options are exercisable one year from the date of grant.  The option price shall not be below the fair market value at date of grant.  If options granted under the 2003 Plan expire or terminate for any reason without having been exercised in full, the Shares subject to, but not delivered under, such options shall become available for additional option grants under the 2003 Plan.  This Plan replaced the Company’s 1994 Stock Option Plan which, pursuant to its terms, terminated December 31, 2003.  The outstanding options granted under this plan remain outstanding until exercised, forfeited or expired.

The following table sets forth, for the executive officers named in the Summary Compensation Table, information regarding individual grants of stock options made during the year ended December 31, 2007:

Name	Grant Date	Number of Shares Underlying Options (1)	Exercise Price of Option Award

Samuel A. Landy	01/03/07	5,800	$17.06
Samuel A. Landy	01/03/07	44,200	15.51
Anna T. Chew	07/19/07	10,000	14.21

(1)

These options expire 8 years from grant date.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth for the executive officers named in the Summary Compensation Table, information regarding stock options outstanding at December 31, 2007:

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options UnExercisable	Option Exercise Price	Option Expiration Date

Samuel A. Landy	25,000		12.95	01/04/10
Samuel A. Landy	25,000		16.92	08/18/11
Samuel A. Landy	25,000		18.62	01/16/12
Samuel A. Landy	6,400		17.19	02/01/13
Samuel A. Landy	43,600		15.62	02/01/13
Samuel A. Landy	5,800		17.21	01/09/14
Samuel A. Landy	44,200		15.62	01/09/14
Samuel A. Landy		5,800	17.06	01/03/07
Samuel A. Landy		44,200	15.51	01/03/07

Anna T. Chew	10,000		15.00	08/25/11
Anna T. Chew	10,000		13.05	07/06/12
Anna T. Chew	10,000		15.05	07/18/13
Anna T. Chew	10,000		15.15	07/21/14
Anna T. Chew		10,000	14.21	07/19/07

Employment Contracts

The Company has an Employment Agreement with Mr. Eugene W. Landy, Chairman of the Board.  Under this agreement, Mr. Landy received an annual base compensation of $150,000 (as amended) plus bonuses and customary fringe benefits, including health insurance, participation in the Company’s 401(k) Plan, stock options, five weeks’ vacation and use of an automobile.  Additionally, there may be bonuses voted by the Board of Directors.  The Employment Agreement is terminable by either party at any time subject to certain notice requirements.  On severance of employment by the Company, Mr. Landy will receive severance of $450,000, payable $150,000 on severance and $150,000 on the first and second anniversaries of severance.  In the event of disability, Mr. Landy’s compensation will continue for a period of three years, payable monthly.  On retirement, Mr. Landy will receive a pension of $50,000 a year for ten years, payable in monthly installments.  In the event of death, Mr. Landy’s designated beneficiary will receive $450,000, $100,000 thirty days after death and the balance one year after death.  The Employment Agreement automatically renews each year for successive one-year periods.  Effective January 1, 2004, this agreement was amended to increase Mr. Landy's annual base compensation to $175,000.  Additionally, Mr. Landy's pension benefit of $50,000 per year has been extended for an additional three years.

Effective January 1, 2005, the Company and Samuel A. Landy entered into a three-year Employment Agreement under which Mr. Samuel Landy receives an annual base salary of $329,922 for 2005, $346,418 for 2006 and $363,739 for 2007 plus bonuses and customary fringe benefits.  Bonuses are at the discretion of the Board of Directors and are based on certain guidelines.  Mr. Samuel Landy will also receive four weeks vacation, use of an automobile, and stock options for 50,000 shares in each year of the contract.  On severance by the Company, Mr. Samuel Landy is entitled to one year’s salary.  In the event of disability, Mr. Samuel Landy will receive lost wages from a disability insurance policy.  In the event a merger of the Company, sale or change of control, Mr. Landy shall have the right to extend and renew this Employment Agreement so that the expiration date will be three years from the date of merger, sale or change of control.

Effective January 1, 2006, the Company and Anna T. Chew entered into a three-year Employment Agreement.  Ms. Chew will receive an annual base salary of $225,133 for 2006, plus bonuses and customary fringe benefits.  Each year Ms. Chew will receive a 5% increase in her base salary.  Ms. Chew will also receive four weeks vacation, use of an automobile, and stock options for 10,000 shares in each year of the contract.  On severance by the Company, Ms. Chew is entitled to an additional one year’s salary.  In the event of disability, Ms. Chew will receive lost wages from a disability insurance policy.  In the event of a merger of the Corporation, sale or change of control, Ms. Chew shall have the right to extend and renew this Employment Agreement so that the expiration date will be three years from the date of merger, sale or change of control.

Other Information

Except as provided in the specific agreements described above, the Company has no pension or other post-retirement plans in effect for Officers, Directors or employees.  The Company’s employees may elect to participate in the Company’s 401(k) Plan.

DIRECTOR COMPENSATION

The Directors receive a fee of $1,500 for each Board meeting attended, and an additional fixed annual fee of $10,000, payable $2,500 quarterly.   Directors appointed to house committees receive $150 for each meeting attended.  Those specific committees are Compensation Committee, Audit Committee and Nominating Committee.

The following table sets forth a summary of director compensation for the fiscal year ended December 31, 2007:

	Fees Earned or Paid in Cash
Director	Annual Board Cash Retainer	Meeting Fees	Committee Fees	Total

Ernest Bencivenga (1)	$10,000	$6,000	$-0-	$16,000
Anna T. Chew	10,000	6,000	-0-	16,000
Charles Kaempffer (1)	10,000	6,000	600	16,600
Eugene W. Landy	10,000	6,000	-0-	16,000
Samuel A. Landy	10,000	6,000	-0-	16,000
James E. Mitchell (2)	10,000	6,000	900	16,900
Richard H. Molke (2)	10,000	6,000	900	16,900
Eugene Rothenberg (2)	10,000	6,000	900	16,900
Robert G. Sampson (1) (3)	10,000	3,000	150	13,150
Stephen B. Wolgin (2)	5,000	3,000	300	8,300

Total	$95,000	$54,000	$3,750	$152,750

(1)

Emeritus directors are retired directors who are not entitled to vote on board resolutions; however they receive directors’ fees for participation in the board meetings.

(2)

Mr. Mitchell, Mr. Molke, Dr. Rothenberg and Mr. Wolgin are members of the audit committee, the compensation committee and the nominating committee.  The Board has determined that Mr. Mitchell and Mr. Wolgin are considered an “audit committee financial expert” within the meaning of the rules of the SEC and are “financially sophisticated” within the meaning of the listing requirements of the American Stock Exchange.

(3)

Mr. Sampson, a long-time Director of the Company, retired and did not stand for re-election.  He served the Company with distinction.  On March 18, 2008, Mr.  Sampson passed away.

Compensation Committee Interlocks and Insider Participation

There are no compensation committee interlocks and no member of the compensation committee has served as an officer or employee of the Company or any of its subsidiaries at any time.

REPORT OF THE AUDIT COMMITTEE

The Board of Directors adopted a written charter for the Audit Committee in March, 2001.  The Board of Directors amended this charter in January 2008 to state the responsibilities of the Chair of the Audit Committee.  The amended charter is presented herein at Appendix A and on our website at http: www.umh.com.

The Company has an Audit Committee consisting of four “independent” Directors, as defined by the listing standards of the AMEX.  The Audit Committee’s role is to act on behalf of the Board of Directors in the oversight of all material aspects of the Company’s reporting, internal control and audit functions.

We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2007.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, “Independence Discussions with Audit Committees”, and have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

Audit Committee:

James E. Mitchell

Richard H. Molke

Eugene Rothenberg

Stephen B. Wolgin

Accounting Fees and Services

KPMG LLP (KPMG) served as the Company’s independent registered public accountants for the first quarter of fiscal 2005.  The following are the fees billed by KPMG in connection with services rendered:

	2007	2006

Audit Fees	$-0-	$-0-
Audit Related Fees	10,000	17,500
Tax Fees	-0-	-0-
All Other Fees	-0-	-0-
Total Fees	$10,000	$17,500

Audit related fees include charges for issuing consents in connection with the filing of the Company’s Annual Report on Form 10-K and the filing of a registration statement for the Company’s Dividend Reinvestment and Stock Purchase Plan.

Reznick Group (Reznick) served as the Company’s independent registered public accountants for the years ended December 31, 2007 and 2006.  The following are fees billed by and accrued to Reznick in connection with services rendered:

	2007	2006

Audit Fees	$130,000	$116,000
Audit Related Fees	-0-	-0-
Tax Fees	45,000	44,000
All Other Fees	-0-	-0-
Total Fees	$175,000	$160,000

Audit fees include professional services rendered for the audit of the Company’s annual financial statements, management’s assessment of internal controls, and reviews of financial statements included in the Company’s quarterly reports on Form 10-Q.

Audit related fees include services that are normally provided by the Company’s independent registered public accounting firm in connection with statutory and regulatory filings, such as consents and assistance with and review of documents filed with the Securities and Exchange Commission.

Tax fees include professional services rendered for the preparation of the Company’s federal and state corporate tax returns and supporting schedules as may be required by the Internal Revenue Service and applicable state taxing authorities.  Tax fees also include other work directly affecting or supporting the payment of taxes, including planning and research of various tax issues.

Audit Committee Pre-Approval Policy

The Audit Committee has adopted a policy for the pre-approval of audit and permitted non-audit services provided by the Company’s principal independent registered public accounting firm.  The policy requires that all services provided by our principal independent registered public accounting firm to the Company, including audit services, audit-related services, tax services and other services, must be pre-approved by the Committee.  The pre-approval requirements do not prohibit day-to-day normal tax consulting services, which matters will not exceed $10,000 in the aggregate.

The Audit Committee has determined that the provision of the non-audit services described above is compatible with maintaining Reznick’s independence.

COMPARATIVE STOCK PERFORMANCE

The line graph compares the total return of the Company’s common stock for the last five years to the FTSE NAREIT ALL REIT Total Return Index published by the National Association of Real Estate Investment Trust (NAREIT) and to the S&P 500 Index for the same period.  The total return reflects stock price appreciation and dividend reinvestment for all three comparative indices.  The information herein has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed.

DOLLARS
350
300
250
200
150
100
50
0
2002
2003
2004
2005
2006
2007
YEAR ENDED DECEMBER 31,
100
100
133
129
181
131
143
196
150
141
263
173
146
216
183
120
UMH PROPERTIES, INC.
FTSE NAREIT ALL REIT
S & P 500

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On July 31, 2007, Monmouth Real Estate Investment Corporation (MREIC) and Monmouth Capital Corporation (MCC), both related entities to the Company, completed a strategic combination whereby a wholly-owned subsidiary of MREIC merged with and into MCC, and MCC survived as a wholly-owned subsidiary of MREIC.  Each outstanding share of MCC’s common stock was converted into and exchanged for 0.655 shares of MREIC’s common stock.  At the time of the merger, the Company had 107,403 shares of MCC common stock which was converted and exchanged for 70,349 shares of MREIC’s common stock.  Additionally, the Company’s $1,000,000 investment in MCC’s outstanding 8% Convertible Subordinated Debentures due 2013 is now convertible into MREIC common stock at an adjusted conversion price of $9.16 per share.  The Company’s $5,000,000 investment in MCC’s outstanding 8% Convertible Subordinated Debentures due 2015 is now convertible into MREIC common stock at an adjusted conversion price of $11.45 per share.

Prior to the merger of MREIC and MCC, the Company operated as part of a group of three public companies (all REITs) which includes the Company, MREIC and MCC, (collectively the affiliated companies).   Some general and administrative expenses were allocated among the affiliated companies based on use or services provided.  Allocations of salaries and benefits are made based on the amount of the employees’ time dedicated to each affiliated company.  Subsequent to the merger, shared expenses are allocated between the Company and MREIC.

There are five Directors of the Company who are also Directors and shareholders of MREIC.  The Company holds common stock and convertible debentures of MREIC in its securities portfolio.

Transactions with Monmouth Real Estate Investment Corporation

The Company has purchased shares of MREIC common stock primarily through MREIC’s Dividend Reinvestment and Stock Purchase Plan.  During 2004, the Company sold in the open market 745,250 shares of MREIC and recorded a gain on sale of $1,499,332.  On September 13, 2007, the Company purchased 1,000,000 shares of MREIC common stock from Palisade Concentrated Equity Partnership, L.P.(Palisade), an unrelated entity.  The total consideration for the purchase was $8,500,000.  On November 23, 2007, the Company purchased an additional 325,704 shares of MREIC common stock from Palisade for a total consideration of $2,768,484.  As of December 31, 2007, in addition to the convertible debentures, the Company owns a total of 1,487,105 shares of MREIC common stock, representing 6.2% of the total shares outstanding.

Transactions with Monmouth Capital Corporation

During 2005, the Company invested $5,000,000 in the convertible debenture private placement offering of MCC (the MCC 2005 Debenture).  The MCC 2005 Debenture pays interest at 8% and is now convertible into 436,681 shares of common stock of MREIC at any time prior to redemption or maturity.  The MCC 2005 convertible debenture matures on March 30, 2015.

During 2007, 2006 and 2005, the Company purchased from MCC at its cost, 2, 1 and 4 homes, respectively totaling $29,932, $20,361 and $79,305, respectively, to be used as rental homes.

During 2005, the Company financed/refinanced certain loans on sales made by MCC to third parties.  These loans are secured by manufactured homes.  The total amount financed amounted to $10,500.

Other Matters

There is no family relationship between any of the Directors or executive officers of the Company, except that Samuel A. Landy and Michael P. Landy are the sons of Eugene W. Landy, the Chairman of the Board of the Company.

Eugene W. Landy and Samuel A. Landy are partners in the law firm of Landy & Landy, which firm, or its predecessor firms, have been retained by the Company as legal counsel since the formation of the Company, and which firm the Company proposes to retain as legal counsel for the current year.  The Company now uses outside counsel for most of the legal services required.  The New Jersey Supreme Court has ruled that the relationship of directors also serving as outside counsel is not per se improper, but the attorney should fully discuss the issue of conflict with the other directors and disclose it as part of the proxy statement so that stockholders can consider the conflict issue when voting for or against the attorney/director nominee.

The Company has employment agreements with certain executive officers, which in addition to base compensation, bonuses and fringe benefits, provides for specified retirement benefits.  The Company has accrued these benefits on a present value basis over the terms of the agreements.   Amounts accrued under these agreements were $597,058 and $647,058 at December 31, 2007 and 2006, respectively.

In August, 1999, the Company entered into a lease for its corporate offices.  The lease is for a five-year term at market rates with monthly lease payments of $12,000, plus its proportionate share of real estate taxes and common area maintenance. The lessor of the property is owned by certain officers and directors of the Company.  The lease payments and the resultant lease term commenced on May 1, 2000.  Approximately 50% of the monthly lease payment of $12,000, plus its proportionate share of real estate taxes and common area maintenance is reimbursed by MREIC.  On May 1, 2005, the Company renewed this lease for an additional five-year term.  The monthly lease payment was increased to $15,000, plus its proportionate share of real estate taxes and common area maintenance.

COMPLIANCE WITH EXCHANGE ACT FILING REQUIREMENTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s Officers and Directors, and persons who own more than 10% of the Company’s Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, Directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on review of the copies of such forms furnished to the Company, the Company believes that, during the year, all Section 16(a) filing requirements applicable to its Officers, Directors and greater than 10% beneficial owners were met.

OTHER MATTERS

The Board of Directors knows of no other matters other than those stated in this Proxy Statement which are to be presented for action at the Annual Meeting.  If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such matter in accordance with the judgment of the persons voting such proxies.  Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

The Company will provide, without charge, to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the year ended December 31, 2007 (as filed with the Securities and Exchange Commission), including the financial statements and schedules thereto.  All such requests should be directed to UMH Properties, Inc., Attention:  Stockholder Relations, Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, NJ 07728.

STOCKHOLDER PROPOSALS

In order for Stockholder Proposals for the 2009 Annual Meeting of Stockholders to be eligible for inclusion in the Company’s 2009 Proxy Statement, they must be received by the Company at its office at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey 07728 not later than February 4, 2009.

BY ORDER OF THE BOARD OF DIRECTORS

/S/ Elizabeth Chiarella

Elizabeth Chiarella

           Secretary

Dated:  May 7, 2008

Important:  Stockholders can help the Directors avoid the necessity and expense of sending follow-up letters to insure a quorum by promptly returning the enclosed proxy.  The proxy is revocable and will not affect your right to vote in person in the event you attend the meeting.  You are earnestly requested to sign and return the enclosed proxy in order that the necessary quorum may be represented at the meeting.  The enclosed addressed envelope requires no postage and is for your convenience.

APPENDIX A

  UMH PROPERTIES, INC.

AUDIT COMMITTEE CHARTER

AS AMENDED JANUARY 16, 2008

I.   AUDIT COMMITTEE PURPOSE

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

•

Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, tax, risk management and legal and SEC compliance.

•

Monitor the independence and performance of the Company’s independent auditors.

•

Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

The   Audit   Committee  has  the  authority   to   conduct   any investigation appropriate to fulfilling its responsibilities  and it  has  direct  access to the independent auditors  as  well  as anyone in the organization. The Audit Committee has the  ability to  retain,  at the Company's expense, special legal, accounting, or  other  consultants  or  experts it  deems  necessary  in  the performance of its duties.

II.   AUDIT COMMITTEE COMPOSITION AND MEETINGS

Audit Committee members shall meet the requirements of the American Stock Exchange (AMEX), National Association of Securities Dealers (NASD) and the Securities Exchange Commission (SEC). The Audit Committee shall be comprised of three directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment.   All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand  fundamental financial statements, and  at  least  one member   of  the  Committee  shall  have  accounting  or  related financial management expertise.

Audit  Committee  members  shall be appointed  by  the  Board  of Directors  upon  recommendation by  the  Chairman.  If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in

advance of each meeting.   The  Committee  should  meet  privately  in  executive session  at  least annually with management and  the  independent auditors  and  as  a committee to discuss any  matters  that  the Committee  or  each of these groups believe should be  discussed. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.   The Committee or its Chair should communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings based upon the auditors limited review procedures, as considered necessary.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

Review Procedures

1.

Review and reassess the adequacy of this Charter at least annually.   Submit the charter to  the  Board  of Directors  for approval and have the document  published at  least  every  three  years in  accordance  with  SEC regulations.

2.

Review the Company's annual audited financial statements prior to filing or distribution.  Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3.

In  consultation  with management  and  the  independent auditors,   consider  the  integrity  of  the  Company's financial  reporting  processes  and  controls.  Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures.  Review significant findings prepared by the independent    auditors   together   with   management's responses.

4.

Review  with  financial management and  the  independent auditors,  the  company's  quarterly  financial  results prior to the  release  of  earnings and/or the company's quarterly  financial  statements  prior   to  filing  or distribution,  as  considered  necessary.   Discuss  any significant   changes   to   the   Company's  accounting principles  and  any  items  required to be communicated by the independent auditors  in accordance  with  SAS 61 (see item 9).   The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

5.

Review with financial management and the independent auditors, the company’s compliance with Internal Revenue Code, regulations relating to REIT’s, and state and local tax laws.

Independent Auditors

6.

The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors.  The Audit  Committee  shall  review  the  independence,  and performance  of  the  auditors and annually recommend to the   Board   of   Directors  the   appointment  of  the independent  auditors   or approve  any  discharge  of auditors when circumstances warrant.

7.

Approve the fees and other significant compensation to be paid to the independent auditors.

8.

On  an  annual  basis,  the  Committee should review and discuss  with  the  independent auditors all significant relationships  they  have  with  the  Company that could impair the  auditors' independence.

9.

Review the independent auditors audit plan-discuss scope, staffing,  locations,   reliance   upon  management  and general audit approach, as considered necessary.

10.

Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

11.

Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Legal Compliance

12.

On at least an annual basis, review with the Company's inside counsel, and if necessary, outside counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's   compliance   with    applicable   laws   and regulations, inquiries received   from regulators or governmental agencies.

Other Audit Committee Responsibilities

13.

Annually prepare a report to shareholders as required by the Securities and Exchange Commission.   The report should be included in the Company's annual   proxy statement.

14.

Perform  any  other  activities   consistent  with  this Charter,  the  Company's By-laws and   governing law, as the   Committee   or   the   Board  deems  necessary  or appropriate.

15.

Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

16.

Establish and maintain the procedures for the treatment of complaints regarding accounting, internal control, auditing, including procedures for the anonymous submission of complaints.

17.

Perform an annual self-evaluation of the audit committee.

IV.   RESPONSIBILITIES OF THE AUDIT COMMITTEE CHAIR

The Chair of the Audit Committee (“the Committee”) shall act in concert with the other members of the Committee to enable the Committee to carry out its duties as described more fully herein.  Official actions of the Committee shall be taken by vote of a majority of the Committee.  Written minutes of official actions of the Committee shall be maintained.

Specifically, the Chair of the Committee shall:

1.

Ensure that there is collaboration with the CEO and other members of management, to develop the agenda for Committee meetings, and to enable the Committee to exercise its accountabilities;

2.

Ensure that there is proper flow of information between the Committee and management;

3.

Ensure that resources and expertise are available to the Committee with respect to its review of management’s proposals;

4.

Ensure that external advisers retained or to be retained by the Committee are appropriately qualified and independent;

5.

Ensure an open and frank relationship between the Committee and the Company’s external and/or internal auditors;

6.

Chair every meeting of the Committee, encouraging free and open discussion at Committee meetings, and providing overall leadership to enhance the effectiveness of the Committee;

7.

Foster ethical and responsible decision making by the Committee and its individual members;

8.

Report to the Board of Directors on behalf of the Committee;

9.

Be available at the Corporation’s annual meeting, upon request, to answer questions on the Committee’s activities and responsibilities;

10.

Carry out other duties as requested by the Board of Directors.